UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2026

Cadrenal Therapeutics, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-41596	88-0860746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

(Address of principal executive offices and zip code)

(904) 300-0701

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CVKD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 12, 2026, Cadrenal Therapeutics, Inc. (the “Company”) issued a press release highlighting pre-clinical research demonstrating the potential of its first-in-class 12-lipoxygenase (12-LOX) inhibitor, CAD-1005, to target inflammatory consequences of obesity and Type 2 diabetes. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On March 12, 2026, the Company issued a press release highlighting pre-clinical research demonstrating the potential of its first-in-class 12-LOX inhibitor, CAD-1005, to target inflammatory consequences of obesity and Type 2 diabetes. The study builds on prior animal research showing that inhibiting 12-LOX with CAD-1005 delays the onset of autoimmune diabetes in non-obese diabetic mice. The findings highlight 12-LOX as a key factor in obesity-associated inflammation and suggest that 12-LOX inhibition could be a therapeutic strategy to improve glucose homeostasis and peripheral inflammation in the setting of obesity and type 2 diabetes.

In preclinical models, oral administration of CAD-1005 (formerly VLX-1005) demonstrated significant therapeutic benefits, including improved glycemic control, reduced pancreatic β-cell loss, reduced numbers of inflammatory cells in adipose (fat) and pancreatic tissues, and lower levels of pro-inflammatory cytokines in adipose tissues. Inhibiting 12-LOX acts as a selective “switch” to deactivate these pathways and interrupts a cycle of chronic inflammation, providing a dual benefit of restoring healthy metabolic signaling and protecting tissues from inflammatory damage.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

99.1	Press Release, issued by Cadrenal Therapeutics, Inc. on March 12, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2026	CADRENAL THERAPEUTICS, INC.

	By:	/s/ Quang X. Pham
	Name:	Quang X. Pham
	Title:	Chairman and Chief Executive Officer

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